UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 11, 2005

INTEREP NATIONAL RADIO SALES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	000-28395	13-1865151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 916-0700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On April 11, 2005, after discussions among the Audit Committee of the Board of Directors of Interep National Radio Sales, Inc. (the “Company”), management, BDO Seidman LLP, the Company’s current independent auditors, and Ernst & Young LLP, the Company’s former independent auditors, the Company determined that certain of its financial statements should no longer be relied on for the reasons described below:

(1) The Company has determined that it should apply the principles of Emerging Issues Task Force (“EITF”) No. 03-16, Accounting for Investments in Limited Liability Companies, to its investment in a limited liability company. Because of this change in accounting principle regarding limited liability company investments, the Company is accounting for its investment in such limited liability company on the equity method of accounting rather than the cost method of accounting, with a resulting $561,000 net reduction in the carrying amount of the Company’s investment in such limited liability company. Since EITF No. 03-16 became effective for fiscal quarters beginning after June 15, 2004, this change in accounting principle should have been reflected in the Company’s financial statements for the quarter ended September 30, 2004. Accordingly, the Company is restating such financial statements, which restatements are set forth in Exhibit 99.1 to this current report.

(2) In accordance with EITF No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, the Company has determined that the beneficial conversion feature of the Company’s Series A Preferred Stock should have been recorded in the year of issuance of such preferred stock as a deemed dividend to its preferred shareholders. Accordingly, the Company’s net loss applicable to common shareholders, as well as the loss per share, for the year ended December 31, 2002, is being restated to record a $2.1 million deemed dividend in the statement of operations, with a resulting increase in the loss applicable to common shareholders and loss per share.

The Company is filing today its Annual Report on Form 10-K for the year ended December 31, 2004, which will reflect the restated loss per share for the year ended December 31, 2002. Note 2 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K filed today, sets forth additional information on the change in accounting principle.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Restated Financial Statements for the quarter ended September 30, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEREP NATIONAL RADIO SALES, INC. (Registrant)

Date: April 15, 2005	By:	/s/ WILLIAM J. MCENTEE, JR.
William J. McEntee, Jr.
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Restated Financial Statements for the quarter ended September 30, 2004